SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

[Amendment No............]

Filed by the Registrant  /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

McDonald's Corporation
(Name of Registrant as Specified in Its Charter)

Gloria Santona
 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

---------------------------------------------

2)	Aggregate number of securities to which transaction applies:

---------------------------------------------

3)	Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

---------------------------------------------

4)	Proposed maximum aggregate value of transaction:

---------------------------------------------

5)	Total fee paid:

---------------------------------------------

/ / Fee paid with preliminary materials.

/ /	Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:-----------------------------------
2)	Form Schedule or Registration Statement No.:--------------
3)	Filing Party:---------------------------------------------
4) Date Filed:-----------------------------------------------



INTERNET VOTING SITE FOR MCDONALD'S CORPORATION
1999 ANNUAL SHAREHOLDER'S MEETING

Vote Your Proxy Online

Welcome!

Name Line:----------------------------
Address Line:-------------------------
City, State Zip Line:-----------------

e-mail address:-----------------------

--PROCEED--

If you have more than one proxy card, please vote only one card at a time.

1. Enter the Voter Control Number that appears in the box on your proxy card.

2. Enter the last 4 digits of your U.S. Taxpayer Identification (Social Security) Number for this account.

If you do not have a U.S. Taxpayer Identification Number for this account, please leave this box blank.

Important: For your vote to be cast, the Voter Control Number and the last four digits of the U.S. Taxpayer Identification (Social Security) Number for this account must match the numbers on our records.

3. Enter your e-mail address to receive an e-mail confirmation of your vote.

Enter your e-mail address again for validation

--PROCEED--

McDonald's Annual Meeting of Shareholders
Thursday, May 20, 1999
10:30 a.m. to Noon (Central Time)
Auditorium Theatre
50 East Congress Parkway
Chicago, Illinois 60605

I (we), revoking any proxy previously given, appoint Jack M. Greenberg and Gloria Santona, or either of them, as proxies with full powers of substitution to vote all shares the undersigned is entitled to vote at McDonald's Corporation 1999 Annual Shareholders' Meeting, or any adjournment thereof, and authorize each to vote at his or her discretion on any other matter that may properly come before the meeting.

This proxy is solicited on behalf of the Board of Directors of McDonald's Corporation. The Board of Directors recommends a vote FOR all nominees for Director, FOR the approval of auditors and AGAINST the shareholder proposal to declassify the Board.

The Board of Directors Recommends a Vote
"FOR" all Nominees for Director.
"FOR" Proposal 2.
"AGAINST" Proposal 3.

Check this box to cast your vote in accordance with the board of directors recommendation / /

The Board Recommends a Vote "FOR" all Nominees for Director.

                           For All Nominees       Withhold
                           Except As Noted        As To All
                           Below                  Nominees

1.	Election of Directors.      / /                  / /

Or, check the box for the Director(s) from whom you wish to withhold your vote:

     / / Hall Adams, Jr.  / / Gordon C. Gray   / / Terry L. Savage

     / / Fred L. Turner

The Board Recommends a Vote "FOR" Proposal 2.

                           For  Against  Abstain
2.	Approval of auditors   / /    / /      / /

The Board Recommends a Vote "AGAINST" Proposal 3.

                                                   For  Against  Abstain
3.	Shareholder proposal to declassify the Board   / /	   / /	     / /

Check the box for the options which apply to you.

/ / Do not mail me future Annual Reports; another household member receives one.

To submit your vote please click the button below.
(Your vote will not be counted until the Submit Your Vote button is clicked.)

--SUBMIT YOUR VOTE--

Your proxy vote has been recorded as follows:

1. Election of Directors

2. Approval of auditors

3. Shareholder proposal to declassify the Board

Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. If this is correct, please click the Proceed button.

--PROCEED--

Success! Your vote has been cast and will be tabulated by First Chicago Trust, a division of EquiServe, within 24 hours.